Income Tax (Details) - CAD ($)	12 Months Ended
	Jan. 31, 2025	Jan. 31, 2024	Jan. 31, 2023
Net loss before taxes	$ (3,621,884)	$ (2,898,510)	$ (9,372,772)
Statutory rate	27.00%	27.00%	27.00%
Expected tax recovery	$ (977,909)	$ (782,598)	$ (2,530,648)
Foreign tax rate differences	(51,614)	2,472	5,261
Permanent differences and other	(123,593)	(152,792)	43,932
Share-based payments	551,753	135,071	256,788
Change in deferred tax assets not recognized	601,363	797,847	2,224,667
Income tax expense	$ 0	$ 0	$ 0